SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report August 24, 2000                 Commission File No. 333-76649
(Date of earliest event reported)

                        SALEM COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                                    77-0121400
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
  incorporation or organization)

                         4880 SANTA ROSA ROAD, SUITE 300
                           CAMARILLO, CALIFORNIA 93012
                    (Address of principal executive offices)

                                 (805) 987-0400
               Registrant's telephone number, including area code


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On August 24, 2000, Salem Communications Corporation, (the "Company"), completed its acquisition of eight radio stations from affiliates of Clear Channel, Inc. ("CCU") and AMFM, Inc. ("AMFM"), pursuant to the terms of an Asset Purchase Agreement dated March 5, 2000, by and among the Company and affiliates of CCU and AMFM. The Company completed the acquisition by acquiring the assets of the radio stations KALC-FM (Denver, Colorado), KXMX-FM and KEZY-AM (Anaheim, California); WKNR-AM and WRMR-AM (Cleveland, Ohio); WYGY-FM and WBOB-AM (Cincinnati, Ohio); and KDGE-FM (Dallas, Texas) through four subsidiaries wholly-owned, directly or indirectly, by the Company. The acquired assets consist principally of FCC licenses and other intangible assets used in the radio broadcasting business and will continue to be utilized by the Company's subsidiaries for such purposes.

     The acquired assets were purchased for $185.6 million in cash, which purchase price was determined through arms-length negotiation. The acquisition was financed through cash on hand, borrowings and the sale of radio station KLTX-AM, Los Angeles, CA. Such borrowings include a $100 million credit facility provided by ING (U.S.) Capital, LLC as Agent, and an additional borrowing under the Company's existing credit facility provided by The Bank of New York as Administrative Agent, which existing credit facility was amended to (i) permit up to $225 million in borrowing, (ii) replace the Company with its wholly-owned subsidiary Salem Communications Holding Corporation as borrower, and (iii) amend or waive certain provisions of the existing credit facility.

ITEM 5. OTHER EVENTS.

     In order to facilitate the closing and financing of the asset acquisition, the Company formed three new wholly-owned subsidiaries, Salem Communications Holding Corporation ("HoldCo"), Salem Communications Acquisition Corporation ("AcquisitionCo") and SCA License Corporation ("SCA"), each a Delaware corporation. HoldCo and AcquisitionCo are direct subsidiaries of the Company; SCA is a wholly-owned subsidiary of AcquisitionCo.

     Pursuant to an Assignment and Assumption Agreement (the "Assignment") dated as of August 24, 2000, the Company assigned to HoldCo, and HoldCo assumed, substantially all of the assets and liabilities of the Company, including HoldCo's assumption of the obligations as successor issuer pursuant to the Indenture dated as of September 25, 1997, by and among the Company, the guarantors named therein and The Bank of New York, as Trustee, as supplemented through March 31, 1999 and as further supplemented by Supplemental Indenture No. 2, dated as of August 24, 2000, by and among the Company, HoldCo as successor issuer, the guarantors named therein and The Bank of New York, as Trustee. Pursuant to the Assignment, HoldCo also assumed all of the Company's rights and obligations under the Company's existing revolving credit facility described in
Item 2, above, which was amended in connection with the consummation of the asset acquisition.

     As a result of the acquisition of the assets of the eight radio stations, the FCC licenses of the radio stations were assigned to AcquisitionCo (KALC-FM, Denver, Colorado) and subsidiaries of HoldCo as follows: New Inspiration Broadcasting Company, Inc. (KXMX-FM and KEZY-AM, Anaheim, California), Caron Broadcasting, Inc. (WKNR-AM and WRMR-AM,


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Cleveland, Ohio; WYGY-FM and WBOB-AM, Cincinnati, Ohio) and Inspiration Media of
Texas, Inc. (KDGE-FM, Dallas, Texas). An application for the assignment of the FCC license of KALC-FM (Denver, CO) from AcquisitionCo to its wholly-owned subsidiary, SCA, has been submitted to the FCC for approval.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

     At the time of this report on Form 8-K, it is not practical to provide the financial statements required by Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, financial statements will be filed within 60 days of the due date of this filing by an amendment on Form 8-K/A to this report.

     (b) Pro Forma Financial Information.

     At the time of this report on Form 8-K, it is not practical to provide the pro forma financial information required by Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, pro forma financial information will be filed within 60 days of the due date of this filing by an amendment on Form 8-K/A to this report.

     (c) Exhibits.

EXHIBITS

2.01           Certificate of Incorporation of Salem Communications Holding
               Corporation.

2.02           Bylaws of Salem Communications Holding Corporation.

2.03           Certificate of Incorporation of Salem Communications Acquisition
               Corporation.

2.04           Bylaws of Salem Communications Acquisition Corporation.

2.05           Certificate of Incorporation of SCA License Corporation.

2.06           Bylaws of SCA License Corporation.

*4.01 Indenture, dated as of September 25, 1997, by and among Salem Communications Corporation, a California corporation and predecessor to the Company ("Salem-California"), the guarantors named therein and The Bank of New York, as Trustee.

**4.10 Supplemental Indenture No. 1, dated as of March 31, 1999, by and among Salem-California, the Company, the guarantors named therein and The Bank of New York, as Trustee.

4.11 Supplemental Indenture No. 2 dated as of August 24, 2000, by and among the Company, HoldCo, the guarantors named therein and The Bank of New York, as Trustee.

4.18 Amendment No. 3 to First Amended and Restated Credit Agreement, dated as of August 17, 2000, by and among the Company, The Bank of New York, as Administrative Agent for the Lender, Bank of America, N.A., as Documentation Agent and the Lenders party thereto.

4.19 Second Amended and Restated Credit Agreement, dated as of August 24, 2000, by and among Salem Communications Holding Corporation, The Bank of New York as Administrative Agent, Bank of America, N.A. as Syndication Agent, Fleet National Bank as Documentation Agent, Union Bank of California, N.A. and The Bank of Nova Scotia as Co-Agents and the Lenders party thereto.

4.20 Credit Agreement, dated as of August 24, 2000, by and among the Company, ING (U.S.) Capital LLC as Administrative Agent, The Bank of New York as Syndication Agent, Fleet National Bank as Documentation Agent, and the Lenders party thereto.


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***10.08.05    Asset Purchase Agreement, dated as of March 6, 2000, by and among the Company, Citicasters Co., AMFM Texas Broadcasting, LP; AMFM Texas Licenses LP; AMFM Ohio, Inc.; AMFM Radio Licenses LLC; Capstar Radio Operating Company and Capstar TX Limited Partnership.

* Incorporated by reference to the exhibit of the same number of Salem-California's Registration Statement on Form S-4 (No. 333-41733), as amended, as declared effective by the Securities and Exchange Commission on February 8, 1998.

**   Incorporated by reference to the exhibit of the same number of the
Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 31, 1999.

*** Incorporated by reference to the exhibit of the same number of the Company's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on May 15, 2000.


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                                    SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     SALEM COMMUNICATIONS CORPORATION


Date: September 8, 2000

                                     By: /s/ EDWARD G. ATSINGER III
                                     --------------------------------------
                                     Edward G. Atsinger III
                                     President and Chief Executive Officer

Date: September 8, 2000

                                     By: /s/ DIRK GASTALDO

                                     --------------------------------------
                                     Dirk Gastaldo
                                     Vice President and Chief Financial Officer
                                               (Principal Financial Officer)